Voya Investment Management

Third Quarter Report

November 30, 2020

Voya Prime Rate Trust

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Voya Prime Rate Trust

THIRD QUARTER REPORT

November 30, 2020

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust* (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF November 30, 2020
Net Assets	$698,676,118
Total Assets	$906,929,122
Assets Invested in Senior Loans	$770,406,918
Senior Loans Represented	381
Average Amount Outstanding per Loan	$2,022,065
Industries Represented	40
Average Loan Amount per Industry	$19,260,173
Portfolio Turnover Rate (YTD)	41%
Weighted Average Days to Interest Rate Reset	33
Average Loan Final Maturity	56.4
Total Leverage as a Percentage of Total Assets	19.92%

PERFORMANCE SUMMARY

The Trust declared $0.04 of dividends during the third fiscal quarter and $0.14 during the nine months ended November 30, 2020. Based on the average month-end net asset value ("NAV") per share of $4.77 for the third fiscal quarter and $4.69 for the nine-month period, the annualized distribution rate(1) was 3.48% for the third fiscal quarter and 4.09% for the nine-month period. The Trust's total return for the third fiscal quarter, based on NAV(4), was 2.84%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 3.08% for the same quarter. For the nine months ended November 30, 2020, the Trust's total return, based on NAV(4), was -5.15%(2), versus a total return on the Index of 2.55%. The total market value return(5) for the Trust's Common Shares during the third fiscal quarter was 2.31% and for the nine months period ended November 30, 2020 was -5.83%.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(5)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Market Review: As macro conditions continued to stabilize, the loan market's technical equation was buoyed by the improved backdrop. In particular, there was a noticeable uptick in institutional loan issuance, which totaled $96.3 billion for the fiscal quarter, far surpassing the $56.3 from the prior rolling-3-month period. Similarly, measurable investor demand was healthier during the timeframe, as collateralized loan obligation origination expanded at a solid clip. For reference, roughly $32.8 billion of new vehicles were priced, representing about a 51% increase in volume from the May-July period. Retail fund flows, on the other hand, remained in negative territory but at a lighter pace. In total, outflows amounted to $2.5 billion during the fiscal quarter.

In terms of default activity within the loan market, the number of issuers entering bankruptcy was materially lower than in the previous fiscal quarter. For context, 34 issuers defaulted from May to June, while only 6 from September to November. As a result, the reference index's trailing-12-month default rate by principal ended the period at 3.89%, down 19 bp from August-end.

Portfolio Specifics: At 2.84% (NAV), the Trust underperformed the reference index (which reflects no cash allocation or expenses) of 3.08%. Seniors loans performed in strong fashion during the Trust's fiscal three-month period, as investor optimism improved due to positive news on the COVID-19 vaccine front. The reference index returned 3.08%, with a large chunk of the advance occurring during November (+2.23%). The move upward was propelled by a 226 basis points ("bp") increase in the average reference index bid, which closed out November at 95.11. As evidenced by performance breakdown of rating cohort during the period, there was clear bias towards lower-quality buckets. CCC-rated loans, which have lagged for most of the year, posted an outsized gain of 9.15%, as a strong technical rally driven by the vaccine headlines resulted in material risk-on posturing among investors. Single-B-rated loans were next in line, at 2.98%, while BB-rated loans lagged with a return of 1.87%.

On a NAV basis, the Trust returned 2.84%, 24 bp behind the reference index return of 3.08%, which reflects no cash allocation or expenses. Relative to the reference index, the Trust was negatively impacted by selection in single-B-rated loans and selection and underweight to CCC-rated loans. From an industry perspective, relative detractors included selection in leisure goods/activities/movies, business equipment and services, electronics and electrical and automotive, as well as an overweight to insurance. At the issuer level, Cineworld was a noted detractor as the company's existing loans traded lower due to the issuance of additional debt aimed at shoring up liquidity. Conversely, by ratings, partially offsetting contributors included selection and underweight to the defaulted loan category and an underweight to BBB-rated loans, which trailed lower quality due to the shift in risk-sentiment. At an industry level, selection in nonferrous metals and minerals, building and development and air transport also proved to be beneficial to relative performance during the period. An overweight to a few COVID-exposed issuers that traded up on the back of the vaccine news, particularly Brookfield Property Partners, American Airlines, Inc. and Fitness International, LLC., helped provide additional benefit. The Trust's use of leverage for investment resulted in a positive contribution due to the strong price appreciation in loan bids, as noted above.

TOP TEN LOAN ISSUERS
AS OF NOVEMBER 30, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Asurion, LLC	1.5%	2.0%
Altice France S.A.	0.8%	1.1%
CenturyLink, Inc.	0.8%	1.0%
Caesars Resort Collection	0.8%	1.0%
Calpine Corporation	0.8%	1.0%
Peer Holding	0.8%	1.0%
Flex Acquisition Company, Inc.	0.7%	1.0%
Sedgwick Claims Management Services, Inc.	0.7%	0.9%
Belron Finance	0.7%	0.9%
Nexstar Broadcasting, Inc.	0.7%	0.8%

TOP TEN INDUSTRIES
AS OF NOVEMBER 30, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	11.2%	14.5%
Business Equipment & Services	8.2%	10.7%
Health Care	6.4%	8.3%
Telecommunications	6.2%	8.1%
Insurance	5.4%	7.0%
Radio & Television	4.0%	5.1%
Lodging & Casinos	3.7%	4.8%
Automotive	3.7%	4.8%
Containers & Glass Products	3.5%	4.5%
Building & Development	3.2%	4.1%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

The issuer exposure at period-end stood at 0.30% of assets under management. The Trust experienced one default during the period (iQor Inc), as compared to six defaults for the reference index.

Outlook and Current Strategy: While performance in early December has been a continuation of November's strong sentiment, in our opinion any material pick-up going forward will likely depend on how the macro picture unfolds in the early part of next year. We believe that the focus will largely be centered around assessing the policy framework of the new administration, the highly anticipated U.S. Senate outcome and whether a successful vaccine rollout materializes.

Ratings Distribution as of November 30, 2020
BB or above	29.41%
B	65.19%
CCC or below	4.77%
Not rated*	0.63%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor's senior secured facility ratings. The Standard & Poor's rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB- rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor's is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

*  Effective December 31, 2020, Daniel Norman retired and no longer serves as a portfolio manager and officer of the Trust.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Periods Ended November 30, 2020
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	-4.92%	0.57%	2.96%	4.28%
Based on Market Value	-2.96%	1.40%	3.21%	3.59%
Index	3.38%	3.69%	4.73%	4.31%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet's model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet's system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
November 30, 2020	3.25%	3.26%	3.54%	3.33%	3.62%
August 31, 2020	3.25%	3.13%	3.38%	3.65%	3.95%
May 31, 2020	3.25%	3.72%	4.33%	4.30%	4.95%
February 29, 2020	4.75%	3.74%	4.04%	5.18%	5.60%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

In pursuit of its investment objectives, the Trust may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Trust. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Trust and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2020 (Unaudited)

ASSETS:
Investments in securities at fair value (Cost $785,314,679)	$771,575,145
Cash	398,836
Foreign currencies at value (Cost $1,193,034)	1,189,774
Receivables:
Investment securities sold	130,948,273
Interest	2,011,487
Unrealized appreciation on forward foreign currency contracts	3,503
Prepaid expenses	375,992
Reimbursement due from manager	404,558
Other assets	21,554
Total assets	906,929,122
LIABILITIES:
Notes payable	180,700,000
Payable for investment securities purchased	25,222,688
Accrued interest payable	457,799
Payable for investment management fees	766,457
Payable to trustees under the deferred compensation plan (Note 6)	21,554
Payable for trustees fees	18,476
Unrealized depreciation on forward foreign currency contracts	585,278
Unfunded loan commitments (Note 7)	402,367
Other accrued expenses	78,385
Total liabilities	208,253,004
NET ASSETS	$698,676,118
Net assets value per common share outstanding (net assets divided by 143,843,683 shares of beneficial interest authorized and outstanding, no par value)	$4.86
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$882,103,805
Total distributable loss	(183,427,687)
NET ASSETS	$698,676,118

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Nine Months Ended November 30, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$30,219,223
Other	184,773
Total investment income	30,403,996
EXPENSES:
Investment management fees	7,334,700
Interest expense	3,017,121
Transfer agent fees	60,244
Custody and accounting expense	333,085
Professional fees	308,436
Shareholder reporting expense	144,608
Trustees fees	13,832
Proxy and solicitation costs (Note 6)	2,495,521
Miscellaneous expense	195,840
Total expenses	13,903,387
Waived and reimbursed fees	(1,825,617)
Net expenses	12,077,770
Net investment income	18,326,226
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(93,060,860)
Forward foreign currency contracts	(2,187,957)
Foreign currency related transactions	(331,956)
Net realized loss	(95,580,773)
Net change in unrealized appreciation (depreciation) on:
Investments	31,437,686
Forward foreign currency contracts	(413,686)
Foreign currency related transactions	(70,535)
Net change in unrealized appreciation (depreciation)	30,953,465
Net realized and unrealized loss	(64,627,308)
Decrease in net assets resulting from operations	$(46,301,082)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended November 30, 2020 (Unaudited)	Year Ended February 29, 2020
FROM OPERATIONS:
Net investment income	$18,326,226	$42,545,597
Net realized loss	(95,580,773)	(13,599,766)
Net change in unrealized appreciation (depreciation)	30,953,465	(18,950,778)
Increase (decrease) in net assets resulting from operations	(46,301,082)	9,995,053
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions	(21,058,231)	(45,282,155)
Decrease in net assets from distributions to common shareholders	(21,058,231)	(45,282,155)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(16,777,806)	—
Net decrease in net assets resulting from capital share transactions	(16,777,806)	—
Net decrease in net assets	(84,137,119)	(35,287,102)
NET ASSETS:
Beginning of year or period	782,813,237	818,100,339
End of year or period	$698,676,118	$782,813,237

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Nine Months Ended November 30, 2020 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$29,861,669
Other income received	133,779
Interest paid	(2,776,749)
Other operating expenses paid	(9,959,443)
Purchases of securities	(405,819,019)
Proceeds on sale of securities	562,570,794
Net cash provided by operating activities	174,011,031
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(21,058,231)
Payment on capital shares repurchased	(16,777,806)
Proceeds from notes payable	235,900,000
Repayment of notes payable	(371,100,000)
Net cash flows used in financing activities	(173,036,037)
Net increase	974,994
Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(10,080)
Cash and foreign currency balance
Net increase in cash and foreign currency	964,914
Cash and foreign currency at beginning of period	623,696
Cash and foreign currency at end of period	$1,588,610
Reconciliation of Net decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Net decrease in net assets resulting from operations	$(46,301,082)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(31,437,686)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	413,686
Change in unrealized appreciation or depreciation on foreign currency related transactions	70,535
Accretion of discounts on investments	(924,270)
Amortization of premiums on investments	181,549
Net realized loss on sale of investments and foreign currency related transactions	95,580,773
Purchases of securities	(405,819,019)
Proceeds on sale of securities	562,570,794
Decrease in other assets	9,461
Decrease in interest and other receivable	385,167
Increase in prepaid expenses	(360,139)
Increase in reimbursement due from manager	(404,050)
Increase in accrued interest payable	240,372
Decrease in payable for investment management fees	(168,359)
Increase in unfunded loan commitments	384,667
Decrease in payable for trustees fees	(640)
Decrease in other accrued expenses	(410,728)
Total adjustments	220,312,113
Net cash provided by operating activities	$174,011,031

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Per Share Operating Performance											Total Investment Return(1)		Ratios to average net assets				Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, prior to fee waivers and/or recoupments, if any(4)(5)	Expenses (before interest and other fees related to revolving credit facility)(4)(5)	Expenses, net of fee waivers and/or recoupments, if any(4)(5)	Net investment income (loss)(4)(5)	Net assets, end of year or period	Portfolio Turnover
Year or period ended		($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
11-30-20	+	5.30	0.12	(0.42)	—		—	(0.30)	(0.14)	—	(0.14)	4.86	4.47	(5.15)	(5.83)	2.70	2.12	2.35	3.57	698,676	41
02-29-20		5.54	0.30	(0.23)	—		—	0.07	(0.31)	—	(0.31)	5.30	4.91	1.88	8.48	2.86	1.62	2.85	5.29	782,813	53
02-28-19		5.69	0.29	(0.14)	—		—	0.15	(0.30)	—	(0.30)	5.54	4.82	3.37	(1.02)	2.92	1.64	2.90	5.16	818,100	60
02-28-18		5.80	0.30	(0.12)	—		—	0.18	(0.25)	(0.04)	(0.29)	5.69	5.17	3.62	(2.31)	2.55	1.64	2.54	4.58	840,774	89
02-28-17		5.36	0.31	0.45	—		—	0.76	(0.32)	—	(0.32)	5.80	5.59	14.93	28.24	2.24	1.62	2.24	5.44	857,138	67
02-29-16		5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)	(10.17)	2.08	1.61	2.08	5.54	792,177	44
02-28-15		6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83	(0.44)	2.10	1.64	2.09	5.58	876,412	68
02-28-14		6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13		5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12		6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11		5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(3)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has entered into a written expense limitation agreement with the Trust under which it will limit the expenses of the Trust (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

+  Unaudited

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Ratios to average net assets plus borrowings				Supplemental data
		Expenses (before interest and other fees related to revolving credit facility)(1)	Expenses, prior to fee waivers and/or recoupments, if any(1)	Expenses, net of fee waivers and/or recoupments, if any(1)	Net investment income (loss)(1)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended		(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
11-30-20	+	1.30	1.99	1.73	2.62	—	—	5	180,700	4,866	244,435	143,844
02-29-20		1.16	2.06	2.05	3.81	—	—	3	315,900	3,478	312,939	147,788
02-28-19		1.16	2.08	2.07	3.68	—	—	4	322,800	3,534	332,698	147,788
02-28-18		1.16	1.81	1.80	3.25	—	—	4	322,100	3,610	343,074	147,788
02-28-17		1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16		1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15		1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14		1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13		1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12		1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11		1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of

Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Annualized for periods less than one year.

+  Unaudited

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the 1940 Act, as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with the Trust's valuation procedures. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value. The Investment Adviser is responsible for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities,

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the period ended November 30, 2020, the Trust had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $2,042,150 and $39,408,849, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to buy and sell at November 30, 2020.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the period ended November 30, 2020, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $381,395,644 and $677,747,806, respectively. At November 30, 2020, the Trust held senior loans valued at $770,406,918 representing over 99.8% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Trust and is paid by the Investment Adviser based on the average daily Managed Assets of the Trust. Subject to such policies as the Trust's Board of Trustees ("Board") or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2020, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2021	2022	2023	Total
$136,180	$109,159	$1,826,589	$2,071,928

The expense limitation agreement is contractual through July 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

During the period ended November 30, 2020, the Trust incurred $2,495,521 of costs related to the annual shareholder meeting, including the cost of services provided by legal counsel to the Trust and to the independent trustees. The Investment Adviser reimbursed the Trust $1,553,850 of these costs.

At November 30, 2020, Saba Capital Management GP, LLC owned approximately 22.5% of the Trust. Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (included a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). When the Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, this results in a Trust asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES (continued)

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended November 30, 2020, the Trust engaged in such purchase and sale transactions totaling $42,845,385 and $37,490,993, respectively.

NOTE 7 — COMMITMENTS

Effective July 8, 2020, the Trust entered into an extension of an existing revolving credit agreement, collateralized by assets of the Trust, to borrow up to $300 million maturing August 21, 2020. Effective August 21, 2020, the Board approved an extension with a maturity date of September 21, 2020. Effective September 21, 2020, the Board approved an additional extension with a maturity date of October 21, 2020. Effective October 21, 2020, the borrowing amount under the revolving credit agreement was reduced to $240 million. The Board approved this additional extension with a maturity date of April 21, 2021 on October 21, 2020. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prior to July 8, 2020, the predecessor credit agreement was for $390 million, which matured on July 8, 2020. The amount of borrowings outstanding at November 30, 2020 was $180.7 million. The weighted average interest rate on outstanding borrowings at November 30, 2020 was 1.25%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 19.92% of total assets at November 30, 2020. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the period ended November 30, 2020 were $244,434,545 and the average annualized interest rate was 1.64% excluding other fees related to the unused portion of the facility, and other fees.

As of November 30, 2020, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Pathway Vet Alliance LLC 2020 Delayed Drawed Term Loan	$47,879
Service Logic Acquisition, Inc Delayed Draw Term Loan	244,791
Southern Veterinary Partners, LLC Delayed Draw Term Loan	109,697
Total	$402,367

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of November 30, 2020, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	30,000,000	27,433,353

As of November 30, 2020, the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of November 30, 2020, the Trust held no subordinated loans or unsecured loans.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased net of commissions	Net increase (decrease)
period ended	#	#	($)	($)
11-30-20	(3,944,008)	(3,944,008)	(16,777,806)	(16,777,806)
02-29-20	—	—	—	—

Share Repurchase Program

Effective April 1, 2020, pursuant to an open-market share repurchase program, the Trust may purchase, over the period ending March 31, 2021, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective November 21, 2019, the Trust could have purchased, over the period ended March 31, 2020, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Trust to repurchase any dollar amount or number of its stock.

For the period ended November 30, 2020, the Trust repurchased 3,944,008 shares, representing approximately 2.7% of the Trust's outstanding shares for a net purchase price of $16,777,806 (including commissions of $98,600). Shares were repurchased at a weighted-average discount from NAV per share of 10.07% and a weighted-average price per share of $4.25.

For the year ended February 29, 2020, the Trust had no repurchases.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2020	Year Ended February 28, 2019
Ordinary Income	Ordinary Income
$45,282,155	$43,804,176

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2020 were:

Undistributed Ordinary	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$4,378,650	$(9,461,372)	$(45,763,540)	$(1,663,181)	Short-term	None
			(63,440,581)	Long-term	None
$(65,103,762)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2020, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LIBOR

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 13 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 13 — MARKET DISRUPTION (continued)

markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

NOTE 14 — LEGAL PROCEEDINGS

On May 1, 2020, Saba Capital CEF Opportunities 1 Ltd. ("Saba") filed a Verified Complaint and an Application for Preliminary Injunction in Maricopa County Superior Court, Phoenix, Arizona (the "Superior Court"), naming as defendants the Trust, Voya Investments, and the individuals serving on the Trust's Board. Saba sought a preliminary injunction and permanent equitable relief from the court, primarily in the form of an order striking certain amendments to the Trust's bylaws which related to the voting standard to be employed at Board elections, as adopted by the Board on April 13, 2020, and awarding various other forms of declaratory and unspecified monetary relief. Defendants filed a Motion to Dismiss the Verified Complaint and an Opposition to Saba's Application for Preliminary Injunction on May 20, 2020. On June 26, 2020, after a hearing, the court granted Saba's application for a preliminary injunction, ruling that the named defendants are preliminarily enjoined from applying the voting standard set forth in the April 13, 2020, bylaw amendments, and that the Trust shall conduct the Board election in accordance with the previous voting standard. On July 1, Defendants filed an emergency motion with the Superior Court asking for a stay of the preliminary injunction pending a planned appealed from the superior court's June 24 order, which the superior court denied on July 6. On July 2, Defendants filed an expedited "special action" appeal to the Arizona Court of Appeals, and sought a stay of the superior court's June 24 order in connection with that expedited appeal. On July 7, the Court of Appeals declined jurisdiction over the "special action" and denied the appellate motion to stay the preliminary injunction as moot. On July 7, Defendants filed an amended notice of appeal indicating that they would pursue a non-expedited "direct appeal" to the Arizona Court of Appeals, and sought another emergency stay of the superior court's June 24 order in connection with that ordinary-course appeal. The Court of Appeals again denied the stay request. The annual shareholder meeting proceeded, and the Board election was done in accordance with the previous voting standard. On September 30, 2020 (1) the preliminary injunction order entered on June 26, 2020 was vacated as moot, and (2) the case was dismissed with prejudice.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 ("ASU 2018-13"), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Trust's adoption was limited to changes in the Trust's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Trust has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2020 (Unaudited) (continued)

NOTE 16 — SUBSEQUENT EVENTS

Tender Offer: On December 3, 2020 the Trust announced that it would purchase for cash up to 15% of the Trust's shares, at a price equal to 99% of the Trust's NAV per share as determined as of the close of the regular trading session of the NYSE on January 4, 2021 (the "Tender Offer"). On January 4, 2021, 21,576,552 shares were accepted for repurchase by the Trust in accordance with the terms of the Tender Offer. The shares were repurchased at a price of $4.86, 99% of the Trust's NAV.

Board: On January 8, 2021, a new trustee has been elected to the Board.

Line of Credit: The Board has determined that it is in the best interest of the Trust and its shareholders to repay the Trust's outstanding borrowings under the Trust's Line of Credit ("LOC") to address concerns about terms related to the LOC and the Trust's ability to obtain a long-term extension of the LOC. As of the close of business on January 15, 2021, the Sub-Adviser has completed selling senior loans sufficient to pay the outstanding balance of the LOC and, pending settlement of those loans, will temporarily manage the Trust without the use of leverage. The Trust may use leverage in the future.

Dividends: Subsequent to November 30, 2020, the Trust made distributions of:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0144	11/30/20	12/10/20	12/22/20
$0.0135	12/31/20	1/11/21	1/25/21

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 110.2%
	Aerospace & Defense: 2.8%
649,725	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.500%, (US0006M + 3.500%), 01/17/27	$648,913	0.1
1,041,763	Amentum Government Services Holdings LLC Term Loan B, 3.646%, (US0001M + 3.500%), 02/01/27	1,026,136	0.2
5,247,703	American Airlines, Inc. 2018 Term Loan B, 1.893%, (US0001M + 1.750%), 06/27/25	3,975,135	0.6
278,925	Delta Air Lines, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 04/29/23	282,063	0.0
3,136,750	KBR, Inc. 2020 Term Loan B, 2.896%, (US0001M + 2.750%), 02/05/27	3,121,066	0.5
3,689,539	Maxar Technologies Ltd. Term Loan B, 2.900%, (US0001M + 2.750%), 10/04/24	3,585,195	0.5
1,416,000	Science Applications International Corporation 2020 Incremental Term Loan B, 2.396%, (US0001M + 2.250%), 03/12/27	1,409,097	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,570,000	SkyMiles IP Ltd. 2020 1st Lien Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/27	$1,608,760	0.2
3,871,146	TransDigm, Inc. 2020 Term Loan E, 2.396%, (US0001M + 2.250%), 05/30/25	3,761,465	0.5
		19,417,830	2.8
	Auto Components: 0.3%
2,292,371	Broadstreet Partners, Inc. 2020 Term Loan B, 3.396%, (US0001M + 3.250%), 01/27/27	2,232,197	0.3
	Automotive: 4.8%
3,094,435	American Axle and Manufacturing, Inc. Term Loan B, 3.000%, (US0003M + 2.250%), 04/06/24	3,043,046	0.4
919,563	Autokiniton US Holdings, Inc. Term Loan, 5.891%, (US0001M + 5.750%), 05/22/25	914,965	0.1
630,879	Belron Finance US LLC 2018 Term Loan B, 2.464%, (US0003M + 2.250%), 11/13/25	619,050	0.1
1,188,679	Belron Finance US LLC 2019 USD Term Loan B, 2.464%, (US0003M + 2.250%), 10/30/26	1,170,105	0.2
4,354,630	Belron Finance US LLC USD Term Loan B, 2.463%, (US0003M + 2.250%), 11/07/24	4,297,476	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Automotive (continued)
	4,577,343	Clarios Global LP USD Term Loan B, 3.646%, (US0001M + 3.500%), 04/30/26	$4,537,291	0.7
	435,575	Dealer Tire, LLC 2020 Term Loan B, 4.396%, (US0001M + 4.250%), 12/12/25	430,947	0.1
EUR	1,158,180	Gates Global LLC 2017 EUR Repriced Term Loan B, 3.000%, (EUR003M + 3.000%), 04/01/24	1,371,461	0.2
	4,372,592	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/24	4,341,923	0.6
	1,252,688	Holley Purchaser, Inc. Term Loan B, 5.214%, (US0003M + 5.000%), 10/24/25	1,218,239	0.2
	5,178,726	KAR Auction Services, Inc. 2019 Term Loan B6, 2.438%, (US0001M + 2.250%), 09/19/26	5,071,915	0.7
	1,825,000	Les Schwab Tire Centers Term Loan B, 4.250%, (US0003M + 3.500%), 11/02/27	1,811,312	0.3
	1,492,500	Truck Hero, Inc. 1st Lien Term Loan, 3.896%, (US0001M + 3.750%), 04/22/24	1,464,671	0.2
	2,479,987	Wand NewCo 3, Inc. 2020 Term Loan, 3.146%, (US0001M + 3.000%), 02/05/26	2,416,438	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
945,000	Wheel Pros, LLC 2020 Term Loan, 5.478%, (US0003M + 5.250%), 11/06/27	$933,188	0.1
		33,642,027	4.8
	Basic Materials: 0.1%
402,529	HB Fuller - TL B 1L, 2.147%, (US0001M + 2.000%), 10/20/24	397,888	0.1
	Beverage & Tobacco: 0.4%
2,852,884	Sunshine Investments B.V. USD Term Loan B3, 3.471%, (US0003M + 3.250%), 03/28/25	2,819,599	0.4
	Brokers, Dealers & Investment Houses: 1.0%
5,929,330	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.646%, (US0001M + 2.500%), 08/27/25	5,492,041	0.8
1,420,788	Forest City Enterprises, L.P. 2019 Term Loan B, 3.646%, (US0001M + 3.500%), 12/08/25	1,363,068	0.2
		6,855,109	1.0
	Building & Development: 4.1%
1,074,066	Advanced Drainage Systems Inc Term Loan B, 2.438%, (US0001M + 2.250%), 07/31/26	1,073,395	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development (continued)
	2,360,000	Applecaramel Buyer, LLC Term Loan B, 4.500%, (US0006M + 4.000%), 10/19/27	$2,343,143	0.3
	3,521,183	Core & Main LP 2017 Term Loan B, 3.750%, (US0003M + 2.750%), 08/01/24	3,485,971	0.5
	157,500	CP Atlas Buyer, Inc. 2020 Delayed Draw Term Loan B2, 4.728%, (US0003M + 4.500%), 11/23/27	157,539	0.0
	472,500	CP Atlas Buyer, Inc. 2020 Term Loan B1, 4.728%, (US0003M + 4.500%), 11/23/27	472,618	0.1
EUR	1,000,000	Esmalglass-Itaca Group 2020 EUR Term Loan, 4.500%, (EUR003M + 4.500%), 02/12/27	1,167,502	0.2
	3,757,802	GYP Holdings III Corp. 2018 Term Loan B, 2.896%, (US0001M + 2.750%), 06/01/25	3,727,604	0.5
	1,352,813	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/23	1,352,178	0.2
	1,346,888	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.146%, (US0001M + 4.000%), 05/30/25	1,313,216	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	240,000	LEB Holdings (USA), Inc Term Loan B, 4.750%, (US0003M + 4.000%), 09/25/27	$240,600	0.0
EUR	1,000,000	LSF10 Edilians Investments S.a r.l. EUR Term Loan B2, 4.250%, (EUR003M + 4.250%), 10/10/25	1,191,359	0.2
EUR	2,599,655	LSF10 XL Bidco S.C.A. EUR Term Loan B3, 4.000%, (EUR003M + 4.000%), 10/12/26	3,088,403	0.4
	2,430,333	MX Holdings US, Inc. Term Loan B1B, 3.500%, (US0001M + 2.750%), 07/31/25	2,414,385	0.3
	1,135,000	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0003M + 5.500%), 11/09/26	1,115,137	0.2
	3,777,734	Quikrete Holdings Inc Term Loan, 2.646%, (US0001M + 2.500%), 02/01/27	3,729,988	0.5
	833,194	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/24	833,194	0.1
	1,210,156	Zekelman Industries, Inc. 2020 Term Loan, 2.147%, (US0001M + 2.000%), 01/24/27	1,190,240	0.2
			28,896,472	4.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services: 10.7%
1,121,757	24-7 Intouch Inc 2018 Term Loan, 4.896%, (US0001M + 4.750%), 08/25/25	$1,065,669	0.1
4,478,428	AlixPartners, LLP 2017 Term Loan B, 2.646%, (US0001M + 2.500%), 04/04/24	4,398,784	0.6
378,675	AqGen Ascensus, Inc. 2020 Term Loan, 5.000%, (US0003M + 4.000%), 12/13/26	376,782	0.1
700,421	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	692,979	0.1
805,000	Ascend Learning, LLC 2020 Incremental Term Loan, 4.750%, (US0001M + 3.750%), 07/12/24	805,251	0.1
1,345,000	Asplundh Tree Expert, LLC Term Loan B, 2.638%, (US0001M + 2.500%), 09/07/27	1,348,002	0.2
1,095,743	Big Ass Fans, LLC 2018 Term Loan, 4.750%, (US0003M + 3.750%), 05/21/24	1,078,850	0.2
1,150,000	Cambium Learning Group, Inc. Term Loan B, 4.720%, (US0003M + 4.500%), 12/18/25	1,131,671	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,340,000	Camelot U.S. Acquisition 1 Co. 2020 Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 10/30/26	$1,337,068	0.2
712,838	Cardtronics USA, Inc. Term Loan B, 5.000%, (US0001M + 4.000%), 06/29/27	714,976	0.1
1,904,938	Castle US Holding Corporation USD Term Loan B, 3.970%, (US0003M + 3.750%), 01/29/27	1,844,416	0.3
1,839,309	EIG Investors Corp. 2018 1st Lien Term Loan, 4.750%, (US0003M + 3.750%), 02/09/23	1,840,130	0.3
1,896,902	EVO Payments International LLC 2018 1st Lien Term Loan, 3.400%, (US0001M + 3.250%), 12/22/23	1,890,380	0.3
1,494,844	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 3.396%, (US0001M + 3.250%), 10/01/25	1,486,669	0.2
1,345,382	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 3.720%, (US0003M + 3.500%), 08/01/24	1,209,403	0.2
323,460	Flexential Intermediate Corporation 2nd Lien Term Loan, 7.501%, (US0003M + 7.250%), 08/01/25	204,319	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	1,750,846	GreenSky Holdings, LLC 2018 Term Loan B, 3.438%, (US0001M + 3.250%), 03/31/25	$1,698,320	0.2
EUR	1,242,137	ION Trading Technologies S.a.r.l. EUR Incremental Term Loan B, 4.250%, (EUR006M + 3.250%), 11/21/24	1,479,601	0.2
	607,226	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.000%, (US0003M + 4.000%), 11/21/24	602,217	0.1
	1,387,023	KUEHG Corp. 2018 Incremental Term Loan, 4.750%, (US0003M + 3.750%), 02/21/25	1,325,994	0.2
	1,980,000	Milano Acquisition Corp Term Loan B, 4.750%, (US0003M + 4.000%), 10/01/27	1,966,799	0.3
	900,000	Misys (Finastra) USD 2nd Lien Term Loan, 8.250%, (US0006M + 7.250%), 06/13/25	896,625	0.1
	667,355	NeuStar, Inc. 2018 Term Loan B4, 4.500%, (US0001M + 3.500%), 08/08/24	638,366	0.1
	2,237,113	Nielsen Finance LLC USD Term Loan B4, 2.127%, (US0001M + 2.000%), 10/04/23	2,221,534	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,468,473		PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.500%, (US0003M + 3.500%), 01/03/25	$2,433,502	0.3
3,451,642		Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.396%, (US0001M + 3.250%), 05/01/25	3,367,508	0.5
3,724,410		Red Ventures, LLC 2020 Term Loan B2, 2.646%, (US0001M + 2.500%), 11/08/24	3,616,004	0.5
100,000		Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.146%, (US0001M + 7.000%), 05/29/26	97,667	0.0
1,417,662		Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0003M + 5.500%), 12/20/24	1,376,018	0.2
690,775		Rockwood Service Corporation 2020 Term Loan, 4.396%, (US0001M + 4.250%), 01/23/27	689,480	0.1
191,418	(1)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.750%, (US0002M + 4.000%), 10/29/27	191,657	0.0
663,582		Service Logic Acquisition, Inc Term Loan, 4.750%, (US0003M + 4.000%), 10/29/27	664,412	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Business Equipment & Services (continued)
	3,636,599		Solera Holdings, Inc. USD Term Loan B, 2.896%, (US0001M + 2.750%), 03/03/23	$3,594,778	0.5
	91,515	(1)	Southern Veterinary Partners, LLC Delayed Draw Term Loan, 4.228%, (US0003M + 4.000%), 10/01/27	91,286	0.0
	663,485		Southern Veterinary Partners, LLC Term Loan, 5.000%, (US0006M + 4.000%), 10/02/27	661,826	0.1
	4,141,868		Staples, Inc. 7 Year Term Loan, 5.214%, (US0003M + 5.000%), 04/16/26	4,008,985	0.6
	1,158,587		SurveyMonkey Inc. 2018 Term Loan B, 3.850%, (US0001W + 3.750%), 10/10/25	1,144,104	0.2
EUR	725,000		Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.625%, (EUR006M + 2.625%), 07/15/25	858,571	0.1
	370,000		TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/27	369,537	0.1
	3,639,735		Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.224%, (US0003M + 4.000%), 08/20/25	3,464,365	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	1,000,000	Verisure Holding AB 2020 EUR Term Loan B, 4.000%, (EUR006M + 4.000%), 07/20/26	$1,199,134	0.2
EUR	1,413,639	Verisure Holding AB EUR Term Loan B1E, 2.750%, (EUR006M + 2.750%), 10/20/22	1,681,948	0.2
	2,466,484	Verra Mobility Corporation 2020 Term Loan B, 3.396%, (US0001M + 3.250%), 02/28/25	2,432,570	0.3
	3,482,407	Verscend Holding Corp. 2018 Term Loan B, 4.646%, (US0001M + 4.500%), 08/27/25	3,480,955	0.5
	2,312,125	VS Buyer, LLC Term Loan B, 3.396%, (US0001M + 3.250%), 02/28/27	2,291,894	0.3
	1,516,694	West Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/24	1,447,089	0.2
	1,573,037	West Corporation 2018 Term Loan B1, 4.500%, (US0001M + 3.500%), 10/10/24	1,493,402	0.2
	1,659,875	Yak Access, LLC 2018 1st Lien Term Loan B, 5.223%, (US0003M + 5.000%), 07/11/25	1,453,428	0.2
	525,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 10.223%, (US0003M + 10.000%), 07/10/26	387,187	0.1
			74,752,112	10.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cable & Satellite Television: 3.3%
1,668,137	Charter Communications Operating, LLC 2019 Term Loan B2, 1.900%, (US0001M + 1.750%), 02/01/27	$1,651,455	0.2
4,885,700	CSC Holdings, LLC 2019 Term Loan B5, 2.639%, (US0001M + 2.500%), 04/15/27	4,793,077	0.7
4,098,276	Radiate Holdco, LLC 2020 Term Loan, 4.250%, (US0001M + 3.500%), 09/25/26	4,068,817	0.6
4,848,437	Telesat Canada Term Loan B5, 2.900%, (US0001M + 2.750%), 12/07/26	4,743,386	0.7
1,680,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.391%, (US0001M + 2.250%), 04/30/28	1,644,300	0.2
2,874,231	Virgin Media Bristol LLC USD Term Loan N, 2.641%, (US0001M + 2.500%), 01/31/28	2,823,394	0.4
3,310,352	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	3,277,544	0.5
		23,001,973	3.3
	Chemicals & Plastics: 3.2%
1,801,907	Alpha 3 B.V. 2017 Term Loan B1 , 4.000%, (US0003M + 3.000%), 01/31/24	1,792,146	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	711,300	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.250%, (US0003M + 5.250%), 08/27/26	$713,078	0.1
	1,552,750	Composite Resins Holding B.V. 2018 Term Loan B, 5.250%, (US0003M + 4.250%), 08/01/25	1,556,632	0.2
	305,000	Diamond (BC) B.V. 2020 USD Incremental Term Loan, 6.000%, (US0003M + 5.000%), 09/06/24	305,762	0.0
EUR	822,500	Diamond (BC) B.V. EUR Term Loan, 3.250%, (EUR003M + 3.250%), 09/06/24	973,965	0.1
	1,159,520	Diamond (BC) B.V. USD Term Loan, 3.214%, (US0003M + 3.000%), 09/06/24	1,138,383	0.2
	700,000	Emerald Performance Materials, LLC 2020 Term Loan B, 5.000%, (US0001M + 4.000%), 08/12/25	700,875	0.1
	2,115,425	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	2,102,204	0.3
	1,405,513	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.878%, (US0001M + 4.750%), 10/15/25	1,382,673	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastics (continued)
	375,000	Potters Industries, LLC Term Loan B, 4.228%, (US0003M + 4.000%), 11/19/27	$374,063	0.1
	288,900	PQ Corporation 2020 USD Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 02/07/27	288,900	0.0
EUR	1,000,000	Specialty Chemicals Holding BV EUR Term Loan B, 4.500%, (EUR006M + 4.500%), 03/15/27	1,202,916	0.2
	4,297,462	Starfruit Finco B.V 2018 USD Term Loan B, 3.141%, (US0001M + 3.000%), 10/01/25	4,226,287	0.6
	2,855,879	Tronox Finance LLC Term Loan B, 3.177%, (US0001M + 3.000%), 09/23/24	2,825,535	0.4
	2,750,000	Univar Inc. 2017 USD Term Loan B, 2.396%, (US0001M + 2.250%), 07/01/24	2,722,871	0.4
	161,391	Univar Inc. 2019 USD Term Loan B5, 2.146%, (US0001M + 2.000%), 07/01/26	158,927	0.0
			22,465,217	3.2
		Communications: 0.2%
	1,660,335	Avaya, Inc. 2018 Term Loan B, 4.391%, (US0001M + 4.250%), 12/15/24	1,660,187	0.2
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Consumer, Cyclical: 0.2%
1,532,063	(2	),(3),(4)	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 3.728%, (US0003M + 3.500%), 05/30/25	$39,498	0.0
1,155,000			Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/25/27	1,193,635	0.2
				1,233,133	0.2
			Consumer, Non-cyclical: 0.2%
1,214,465			Lifescan Global Corporation 2018 1st Lien Term Loan, 6.234%, (US0003M + 6.000%), 10/01/24	1,151,717	0.2
			Containers & Glass Products: 4.5%
801,534			Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.000%, (US0003M + 3.000%), 04/22/24	765,465	0.1
2,797,022			Berry Global, Inc. Term Loan Y, 2.128%, (US0001M + 2.000%), 07/01/26	2,752,792	0.4
2,801,655			BWAY Holding Company 2017 Term Loan B, 3.480%, (US0003M + 3.250%), 04/03/24	2,675,331	0.4
3,072,994			Charter NEX US, Inc. Incremental Term Loan, 3.396%, (US0001M + 2.250%), 05/16/24	3,070,434	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Containers & Glass Products (continued)
1,487,877	Consolidated Container Company LLC 2017 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 05/22/24	$1,477,090	0.2
1,821,106	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 12/29/23	1,800,293	0.3
4,782,465	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.225%, (US0003M + 3.250%), 06/29/25	4,676,189	0.7
755,000	Graham Packaging Company Inc. Term Loan, 4.500%, (US0001M + 3.750%), 08/04/27	755,052	0.1
1,515,000	Plastipak Packaging, Inc. 2018 Term Loan B, 2.650%, (US0001M + 2.500%), 10/14/24	1,496,220	0.2
810,000	Plaze, Inc. 2020 Incremental Term Loan, 5.250%, (US0001M + 4.250%), 08/03/26	800,381	0.1
310,000	Proampac AC Borrower LLC Second Lien Term Loan, 9.500%, (US0003M + 8.500%), 11/18/24	309,613	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,871,162	Reynolds Consumer Products LLC Term Loan, 1.896%, (US0001M + 1.750%), 02/04/27	$2,840,656	0.4
1,545,000	Reynolds Group Holdings Inc. 2020 Term Loan, 3.396%, (US0001M + 3.250%), 02/05/26	1,522,018	0.2
2,940,775	Reynolds Group Holdings Inc. USD 2017 Term Loan, 2.896%, (US0001M + 2.750%), 02/05/23	2,909,070	0.4
2,261,778	Ring Container Technologies Group, LLC 1st Lien Term Loan, 2.896%, (US0001M + 2.750%), 10/31/24	2,217,956	0.3
400,000	Tosca Services, LLC 2020 Term Loan B, 5.250%, (US0001M + 4.250%), 07/28/27	402,000	0.1
1,024,523	TricorBraun Hldgs Inc First Lien Term Loan, 4.750%, (US0003M + 3.750%), 11/30/23	1,016,711	0.2
		31,487,271	4.5
	Cosmetics/Toiletries: 0.3%
1,871,600	Anastasia Parent, LLC 2018 Term Loan B, 3.970%, (US0003M + 3.750%), 08/11/25	922,544	0.1
1,436,470	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 06/30/24	1,413,127	0.2
		2,335,671	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Drugs: 0.5%
2,382,705	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.000%, (US0003M + 4.250%), 04/29/24	$2,320,159	0.3
1,389,859	Horizon Therapeutics USA Inc Term Loan B, 2.188%, (US0001M + 2.000%), 05/22/26	1,378,393	0.2
		3,698,552	0.5
	Ecological Services & Equipment: 0.4%
2,686,684	GFL Environmental Inc. 2018 USD Term Loan B, 4.000%, (US0001M + 3.000%), 05/30/25	2,684,631	0.4
	Electronics/Electrical: 14.5%
19,231	Allegro Microsystems, Inc. Term Loan, 4.750%, (US0001M + 4.000%), 09/30/27	19,207	0.0
1,632,799	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0001M + 3.500%), 07/31/24	1,588,918	0.2
2,619,199	Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 02/12/25	2,600,372	0.4
210,000	Barracuda Networks, Inc. 2020 2nd Lien Term Loan, 7.500%, (US0003M + 6.750%), 10/30/28	212,100	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,234,745	BMC Software Finance, Inc. 2018 USD Term Loan B, 4.396%, (US0001M + 4.250%), 10/02/25	$4,194,164	0.6
482,068	Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.146%, (US0001M + 4.000%), 04/18/25	476,343	0.1
1,677,044	By Crown Parent, LLC Term Loan B1, 4.000%, (US0001M + 3.000%), 02/02/26	1,667,610	0.2
901,176	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 3.896%, (US0001M + 3.750%), 08/29/25	836,404	0.1
1,543,171	Cohu, Inc. 2018 Term Loan B, 3.146%, (US0001M + 3.000%), 10/01/25	1,520,023	0.2
1,365,398	Cornerstone OnDemand, Inc. Term Loan B, 4.396%, (US0001M + 4.250%), 04/22/27	1,366,464	0.2
4,204,849	Dell International LLC 2019 Term Loan B, 2.750%, (US0001M + 2.000%), 09/19/25	4,203,432	0.6
2,394,532	Dynatrace LLC 2018 1st Lien Term Loan, 2.396%, (US0001M + 2.250%), 08/22/25	2,361,607	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	1,410,425	EagleView Technology Corporation 2018 Add On Term Loan B, 3.733%, (US0003M + 3.500%), 08/14/25	$1,369,875	0.2
	412,063	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.396%, (US0001M + 4.250%), 06/26/25	395,408	0.1
	2,360,000	Epicor Software Corporation 2020 Term Loan, 5.250%, (US0001M + 4.250%), 07/30/27	2,365,737	0.3
	2,217,524	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 1.896%, (US0001M + 1.750%), 02/15/24	2,189,344	0.3
EUR	1,915,924	Greeneden U.S. Holdings II, LLC 2018 EUR Term Loan B, 3.500%, (EUR002M + 3.500%), 12/01/23	2,293,033	0.3
	2,540,000	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 4.228%, (US0003M + 4.000%), 10/08/27	2,534,285	0.4
	1,576,057	Helios Software Holdings, Inc. USD Term Loan, 4.519%, (US0003M + 4.250%), 10/24/25	1,562,267	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,293,085	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/24	$4,285,035	0.6
1,576,225	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	1,566,374	0.2
1,415,000	Infoblox Inc. 2020 Term Loan B, 3.978%, (US0003M + 3.750%), 10/07/27	1,403,857	0.2
3,499,900	Informatica LLC, 2020 USD Term Loan B, 3.396%, (US0001M + 3.250%), 02/25/27	3,449,589	0.5
520,852	Ivanti Software, Inc. 2020 Delayed Draw Term Loan B1, 4.978%, (US0003M + 4.750%), 11/22/27	516,620	0.1
348,920	Ivanti Software, Inc. 2020 Delayed Draw Term Loan B2, 4.978%, (US0003M + 4.750%), 11/22/27	346,085	0.1
910,227	Ivanti Software, Inc. 2020 Term Loan B, 4.978%, (US0003M + 4.750%), 11/20/27	902,832	0.1
2,145,000	LogMeIn, Inc. Term Loan B, 4.888%, (US0001M + 4.750%), 08/31/27	2,123,885	0.3
287,832	MA FinanceCo., LLC USD Term Loan B3, 2.646%, (US0001M + 2.500%), 06/21/24	280,756	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	4,141,538	McAfee, LLC 2018 USD Term Loan B, 3.896%, (US0001M + 3.750%), 09/30/24	$4,139,235	0.6
	4,979,443	MH Sub I, LLC 2017 1st Lien Term Loan, 3.646%, (US0001M + 3.500%), 09/13/24	4,890,749	0.7
EUR	1,985,000	OVH Groupe SAS EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 12/04/26	2,373,728	0.3
	2,674,104	Project Boost Purchaser, LLC 2019 Term Loan B, 3.646%, (US0001M + 3.500%), 06/01/26	2,612,821	0.4
	1,326,913	Project Leopard Holdings, Inc. 2019 Term Loan, 5.250%, (US0003M + 4.250%), 07/07/23	1,312,261	0.2
	1,613,434	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 4.464%, (US0003M + 4.250%), 05/16/25	1,560,997	0.2
	1,110,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 8.464%, (US0003M + 8.250%), 05/18/26	1,057,275	0.2
	5,267,356	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 11/03/23	5,238,091	0.8
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,330,000	Redstone Buyer LLC Term Loan, 6.000%, (US0003M + 5.000%), 09/01/27	$1,329,169	0.2
2,240,748	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0003M + 3.250%), 04/24/22	2,032,078	0.3
740,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 8.464%, (US0003M + 8.250%), 11/27/26	703,000	0.1
2,652,000	Rocket Software, Inc. 2018 Term Loan, 4.396%, (US0001M + 4.250%), 11/28/25	2,615,204	0.4
1,943,802	Seattle Spinco, Inc. USD Term Loan B3, 2.646%, (US0001M + 2.500%), 06/21/24	1,896,017	0.3
4,196,364	SolarWinds Holdings, Inc. 2018 Term Loan B, 2.896%, (US0001M + 2.750%), 02/05/24	4,150,137	0.6
1,097,500	SonicWall US Holdings Inc. 1st Lien Term Loan, 3.724%, (US0003M + 3.500%), 05/16/25	1,071,777	0.2
570,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 7.724%, (US0003M + 7.500%), 05/18/26	495,900	0.1
912,338	Surf Holdings, LLC USD Term Loan, 3.750%, (US0003M + 3.500%), 03/05/27	895,231	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
1,490,000	Tech Data Corporation ABL Term Loan, 3.646%, (US0001M + 3.500%), 06/30/25	$1,492,561	0.2
271,183	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 5.220%, (US0003M + 5.000%), 05/29/26	189,151	0.0
1,547,525	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.500%, (US0003M + 1.500%), 02/28/25	1,506,420	0.2
1,393,432	TTM Technologies, Inc. 2017 Term Loan, 2.647%, (US0003M + 2.500%), 09/28/24	1,379,497	0.2
4,192,594	Ultimate Software Group Inc(The) Term Loan B, 3.896%, (US0001M + 3.750%), 05/04/26	4,173,773	0.6
2,005,000	Veritas US Inc. 2020 USD Term Loan B, 6.500%, (US0003M + 5.500%), 09/01/25	1,983,697	0.3
1,385,616	Web.com Group, Inc. 2018 Term Loan B, 3.893%, (US0003M + 3.750%), 10/10/25	1,358,770	0.2
2,090,375	Xperi Corporation 2020 Term Loan B, 4.146%, (US0001M + 4.000%), 06/01/25	2,091,159	0.3
		101,180,324	14.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial: 0.1%
906,536	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/24	$897,471	0.1
	Financial Intermediaries: 3.2%
2,947,705	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.146%, (US0001M + 3.000%), 06/15/25	2,820,217	0.4
887,260	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 2.396%, (US0001M + 2.250%), 04/23/26	860,642	0.1
2,233,427	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.896%, (US0001M + 2.750%), 08/21/25	2,170,612	0.3
1,465,075	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0003M + 3.750%), 04/09/27	1,463,244	0.2
3,904,513	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.146%, (US0001M + 3.000%), 07/21/25	3,838,894	0.5
2,582,775	First Eagle Holdings, Inc. 2020 Term Loan B, 2.720%, (US0003M + 2.500%), 02/01/27	2,534,577	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries (continued)
2,524,776	Focus Financial Partners, LLC 2020 Term Loan, 2.146%, (US0001M + 2.000%), 07/03/24	$2,485,958	0.4
3,022,436	LPL Holdings, Inc. 2019 Term Loan B1, 1.893%, (US0001M + 1.750%), 11/12/26	2,978,988	0.4
520,702	VFH Parent LLC 2019 Term Loan B, 3.141%, (US0001M + 3.000%), 03/01/26	519,075	0.1
2,554,325	Victory Capital Holdings, Inc. 2020 Term Loan B, 2.734%, (US0003M + 2.500%), 07/01/26	2,528,782	0.4
		22,200,989	3.2
	Food Products: 2.0%
1,781,912	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.650%, (US0001M + 3.500%), 10/01/25	1,775,549	0.2
946,142	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	949,098	0.1
2,556,191	B&G Foods, Inc. 2019 Term Loan B4, 2.646%, (US0001M + 2.500%), 10/10/26	2,552,464	0.4
455,950	CHG PPC Parent LLC 2018 Term Loan B, 2.896%, (US0001M + 2.750%), 03/31/25	448,826	0.1
Principal Amount†				Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	595,000			Froneri International PLC 2020 EUR Term Loan, 2.625%, (EUR001M + 2.625%), 01/31/27	$701,681	0.1
	1,957,179			Froneri International PLC 2020 USD Term Loan, 2.396%, (US0001M + 2.250%), 01/31/27	1,914,213	0.3
	1,590,000			IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 3.478%, (US0003M + 3.250%), 11/18/27	1,574,763	0.2
	2,759,864			IRB Holding Corp 2020 Term Loan B, 3.750%, (US0003M + 2.750%), 02/05/25	2,717,124	0.4
	605,000	(2	),(3),(4)	NPC International, Inc. 2nd Lien Term Loan, 7.728%, (US0003M + 7.500%), 04/18/25	46,585	0.0
	1,155,000			Weber-Stephen Products LLC Term Loan B, 4.000%, (US0001W + 3.250%), 10/30/27	1,152,353	0.2
					13,832,656	2.0
				Food Service: 1.6%
	331,996			Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0003M + 4.250%), 04/07/25	293,816	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Service (continued)
	3,558,336	Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.250%, (US0002M + 2.500%), 10/04/23	$3,393,763	0.5
	2,679,623	Hearthside Food Solutions, LLC 2018 Term Loan B, 3.833%, (US0001M + 3.688%), 05/23/25	2,632,173	0.4
	675,000	Tacala, LLC 1st Lien Term Loan, 3.978%, (US0003M + 3.750%), 02/05/27	668,814	0.1
	1,955,200	US Foods, Inc. 2019 Term Loan B, 2.146%, (US0001M + 2.000%), 09/13/26	1,889,822	0.3
	2,500,000	Welbilt, Inc. 2018 Term Loan B, 2.647%, (US0001M + 2.500%), 10/23/25	2,370,312	0.3
			11,248,700	1.6
		Food/Drug Retailers: 1.3%
EUR	1,000,000	CD&R Firefly Bidco Limited 2018 EUR Term Loan B2, 3.250%, (EUR006M + 3.250%), 06/23/25	1,191,573	0.2
	2,974,762	EG Finco Limited 2018 USD Term Loan, 4.220%, (US0003M + 4.000%), 02/07/25	2,926,954	0.4
	1,064,195	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/24	936,492	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
830,499	Moran Foods, LLC 2020 Term Loan, 8.000%, (US0002M + 7.000%), 04/01/24	$832,576	0.1
1,215,200	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0003M + 5.500%), 09/06/24	1,178,744	0.2
1,676,611	United Natural Foods, Inc. Term Loan B, 4.396%, (US0001M + 4.250%), 10/22/25	1,668,228	0.3
		8,734,567	1.3
	Forest Products: 0.2%
1,368,637	LABL, Inc. 2019 USD Term Loan, 4.646%, (US0001M + 4.500%), 07/01/26	1,366,713	0.2
	Health Care: 8.3%
626,175	Accelerated Health Systems, LLC Term Loan B, 3.650%, (US0001M + 3.500%), 10/31/25	610,129	0.1
1,801,865	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/24	1,694,075	0.2
265,000	Albany Molecular Research, Inc. 2020 Incremental Term Loan, 4.500%, (US0003M + 3.500%), 08/30/24	265,552	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
735,000	ASP Navigate Acquisition Corp Term Loan, 5.500%, (US0003M + 4.500%), 10/06/27	$729,487	0.1
5,718,342	Bausch Health Companies, Inc. 2018 Term Loan B, 3.143%, (US0001M + 3.000%), 06/02/25	5,657,911	0.8
3,881,551	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0003M + 2.500%), 03/01/24	3,850,316	0.6
1,547,075	Da Vinci Purchaser Corp. 2019 Term Loan, 5.000%, (US0003M + 4.000%), 01/08/27	1,547,075	0.2
2,374,553	DaVita, Inc. 2020 Term Loan B, 1.896%, (US0001M + 1.750%), 08/12/26	2,351,138	0.3
1,450,506	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	1,414,243	0.2
3,837,680	Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.896%, (US0001M + 3.750%), 10/10/25	3,157,689	0.5
3,604,546	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0003M + 3.250%), 07/27/23	3,589,227	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,575,000	Global Medical Response, Inc. 2020 Term Loan B, 5.001%, (US0003M + 4.750%), 10/02/25	$1,554,525	0.2
2,389,056	GoodRx, Inc. 1st Lien Term Loan, 2.896%, (US0001M + 2.750%), 10/10/25	2,352,475	0.3
2,466,384	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.188%, (US0001M + 3.000%), 04/02/25	2,435,554	0.4
5,245,261	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/22	5,241,983	0.8
701,400	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0006M + 4.500%), 06/14/24	690,879	0.1
3,096,278	MPH Acquisition Holdings LLC 2016 Term Loan B, 3.750%, (US0003M + 2.750%), 06/07/23	3,058,736	0.4
1,506,093	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.390%, (US0001M + 3.250%), 06/30/25	1,478,391	0.2
1,140,000	Packaging Coordinators Midco, Inc. 2020 Term Loan, 3.978%, (US0003M + 3.750%), 09/25/27	1,132,875	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Health Care (continued)
	61,154	(1)	Pathway Vet Alliance LLC 2020 Delayed Draw Term Loan, 4.146%, (US0001M + 4.000%), 03/31/27	$60,420	0.0
	748,690		Pathway Vet Alliance LLC 2020 Term Loan, 4.146%, (US0001M + 4.000%), 03/31/27	739,706	0.1
	2,250,920		Phoenix Guarantor Inc 2020 Term Loan B, 3.400%, (US0001M + 3.250%), 03/05/26	2,224,190	0.3
	2,820,485		RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.896%, (US0001M + 3.750%), 11/16/25	2,789,414	0.4
	2,193,817		Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0003M + 4.500%), 12/11/26	2,197,108	0.3
EUR	1,000,000		Sunrise Medical 2018 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 04/16/25	1,183,904	0.2
	3,484,437		Vizient, Inc. 2020 Term Loan B6, 2.146%, (US0001M + 2.000%), 05/06/26	3,409,521	0.5
	2,407,971		Wink Holdco, Inc 1st Lien Term Loan B, 4.000%, (US0001M + 3.000%), 12/02/24	2,407,596	0.4
				57,824,119	8.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Home Furnishings: 0.4%
	2,457,650	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.250%, (US0001M + 3.250%), 09/23/26	$2,448,154	0.4
		Industrial: 0.5%
	3,851,265	NCI Building Systems, Inc. 2018 Term Loan, 3.880%, (US0001M + 3.750%), 04/12/25	3,832,009	0.5
		Industrial Equipment: 2.9%
	1,495,000	Alliance Laundry Systems LLC Term Loan B, 4.250%, (US0003M + 3.500%), 10/08/27	1,493,910	0.2
	2,645,625	APi Group DE, Inc. Term Loan B, 2.646%, (US0001M + 2.500%), 10/01/26	2,608,007	0.4
EUR	1,000,000	Boels Topholding BV 2020 EUR Term Loan B, 4.000%, (EUR003M + 4.000%), 02/06/27	1,196,578	0.2
	670,388	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.899%, (US0001M + 3.750%), 11/17/25	642,105	0.1
	1,176,920	EWT Holdings III Corp. 2020 Term Loan, 2.896%, (US0001M + 2.750%), 12/20/24	1,168,093	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
3,315,076	Filtration Group Corporation 2018 1st Lien Term Loan, 3.146%, (US0001M + 3.000%), 03/29/25	$3,253,953	0.5
1,750,000	Gardner Denver, Inc. 2020 USD Term Loan B, 2.896%, (US0001M + 2.750%), 03/01/27	1,744,895	0.3
2,980,071	Gardner Denver, Inc. 2020 USD Term Loan B2, 1.896%, (US0001M + 1.750%), 03/01/27	2,933,772	0.4
1,682,950	Granite Holdings US Acquisition Co. Term Loan B, 5.470%, (US0003M + 5.250%), 09/30/26	1,642,980	0.2
969,388	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/22	947,335	0.1
311,404	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/22	304,320	0.0
947,250	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	921,201	0.1
1,645,000	Vertical Midco GmbH USD Term Loan B, 4.570%, (US0006M + 4.250%), 07/30/27	1,643,200	0.2
		20,500,349	2.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Insurance: 7.0%
389,844	Achilles Acquisition LLC 2020 Delayed Draw Term Loan, 4.728%, (US0003M + 4.500%), 11/16/27	$388,627	0.1
2,105,156	Achilles Acquisition LLC 2020 Term Loan, 4.728%, (US0003M + 4.500%), 11/16/27	2,094,630	0.3
4,751,628	Acrisure, LLC 2020 Term Loan B, 3.646%, (US0001M + 3.500%), 02/15/27	4,669,069	0.7
2,322,028	Alera Group Holdings, Inc. 2018 Term Loan B, 4.500%, (US0001M + 4.000%), 08/01/25	2,287,197	0.3
3,932,062	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.396%, (US0001M + 3.250%), 05/09/25	3,844,707	0.5
4,775,213	AmWINS Group, Inc. 2017 Term Loan B, 3.750%, (US0001M + 2.750%), 01/25/24	4,765,964	0.7
500,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.000%, (US0003M + 7.000%), 09/19/25	502,917	0.1
788,288	Aretec Group, Inc. 2018 Term Loan, 4.396%, (US0001M + 4.250%), 10/01/25	755,525	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Insurance (continued)
5,230,945	AssuredPartners, Inc. 2020 Term Loan B, 3.646%, (US0001M + 3.500%), 02/12/27	$5,134,732	0.7
2,765,469	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/24	2,755,674	0.4
5,339,842	Hub International Limited 2018 Term Loan B, 2.982%, (US0003M + 2.750%), 04/25/25	5,217,746	0.7
4,803,425	NFP Corp. 2020 Term Loan, 3.396%, (US0001M + 3.250%), 02/15/27	4,681,841	0.7
990,000	Ryan Specialty Group, LLC Term Loan, 4.000%, (US0001M + 3.250%), 09/01/27	988,350	0.1
6,236,312	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.396%, (US0001M + 3.250%), 12/31/25	6,100,866	0.9
5,167,633	USI, Inc. 2017 Repriced Term Loan, 3.220%, (US0003M + 3.000%), 05/16/24	5,067,510	0.7
		49,255,355	7.0
	Leisure Good/Activities/Movies: 3.9%
619,474	24 Hour Fitness Worldwide, Inc. 2020 DIP New Money Term Loan, 11.000%, (US0001M + 10.000%), 06/17/21	433,632	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
581,078	24 Hour Fitness Worldwide, Inc. 2020 DIP Roll-up Term Loan, 11.000%, (US0001M + 10.000%), 06/17/21	$406,755	0.1
616,150	Alterra Mountain Company 2020 Term Loan B, 5.500%, (US0001M + 4.500%), 08/01/26	616,535	0.1
1,551,136	AMC Entertainment Holdings Inc. 2019 Term Loan B, 3.228%, (US0003M + 3.000%), 04/22/26	1,183,420	0.2
715,000	Ancestry.com Inc. 2020 Term Loan, 4.228%, (US0003M + 4.000%), 11/24/27	714,553	0.1
3,310,450	Bombardier Recreational Products, Inc. 2020 Incremental Term Loan B2, 6.000%, (US0003M + 5.000%), 05/24/27	3,366,728	0.5
1,413,550	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 2.970%, (US0003M + 2.750%), 09/18/24	1,269,721	0.2
849,067	Crown Finance US, Inc. 2020 Term Loan B1, 15.478%, (US0003M + 15.250%), 05/23/24	772,651	0.1
1,509,884	Fitness International, LLC 2018 Term Loan B, 4.250%, (US0003M + 3.250%), 04/18/25	1,272,077	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/ Movies (continued)
EUR	566	Fluidra S.A. EUR Term Loan B, 2.000%, (EUR001M + 2.000%), 07/02/25	$678	0.0
	1,156,467	Fluidra S.A. USD Term Loan B, 2.146%, (US0001M + 2.000%), 07/02/25	1,142,734	0.2
	1,084,375	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.250%, (US0003M + 2.250%), 03/29/24	1,073,531	0.1
EUR	2,000,000	GVC Holdings PLC 2019 EUR Term Loan B, 2.500%, (EUR003M + 2.500%), 03/29/24	2,383,912	0.3
	2,648,763	Intrawest Resorts Holdings, Inc. Term Loan B1, 2.896%, (US0001M + 2.750%), 07/31/24	2,573,438	0.4
	357,406	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/24	333,281	0.0
	2,132,188	Playtika Holding Corp Term Loan B, 7.000%, (US0006M + 6.000%), 12/10/24	2,146,179	0.3
	1,545,763	SRAM, LLC 2018 Term Loan B, 3.750%, (US0006M + 2.750%), 03/15/24	1,543,830	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	1,415,105	Thor Industries, Inc. EUR Term Loan B, 4.000%, (EUR003M + 4.000%), 02/01/26	$1,691,174	0.2
	2,943,534	Thor Industries, Inc. USD Term Loan B, 3.938%, (US0001M + 3.750%), 02/01/26	2,936,175	0.4
	1,602,112	WeddingWire, Inc. 1st Lien Term Loan, 4.713%, (US0003M + 4.500%), 12/19/25	1,578,080	0.2
	165,000	WeddingWire, Inc. 2nd Lien Term Loan, 8.464%, (US0003M + 8.250%), 12/21/26	155,100	0.0
			27,594,184	3.9
		Lodging & Casinos: 4.8%
	2,981,275	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/24	2,992,455	0.4
	4,636,835	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.896%, (US0001M + 2.750%), 12/23/24	4,495,119	0.6
	2,645,000	Caesars Resort Collection, LLC 2020 Term Loan B1, 4.646%, (US0001M + 4.500%), 07/21/25	2,624,927	0.4
	4,465,020	Everi Payments Inc. Term Loan B, 3.750%, (US0001M + 2.750%), 05/09/24	4,373,393	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Lodging & Casinos (continued)
3,789,559			Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0003M + 3.000%), 10/21/24	$3,711,399	0.5
597,475			Hilton Worldwide Finance, LLC 2019 Term Loan B2, 1.900%, (US0003M + 1.750%), 06/22/26	584,100	0.1
4,198,280			PCI Gaming Authority Term Loan, 2.646%, (US0001M + 2.500%), 05/29/26	4,122,622	0.6
4,780,811			Scientific Games International, Inc. 2018 Term Loan B5, 2.896%, (US0001M + 2.750%), 08/14/24	4,617,465	0.7
4,110,795			Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 3.720%, (US0003M + 3.500%), 07/10/25	4,123,855	0.6
2,179,200			Station Casinos LLC 2020 Term Loan B, 2.500%, (US0001M + 2.250%), 02/08/27	2,121,218	0.3
				33,766,553	4.8
			Nonferrous Metals/Minerals: 0.7%
3,374,231	(2	),(3),(4)	Covia Holdings Corporation Term Loan, 5.000%, (US0003M + 4.750%), 06/01/25	2,721,176	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,292,097	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	$2,004,629	0.3
		4,725,805	0.7
	Oil & Gas: 0.6%
1,145,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/25	967,525	0.1
857,216	Glass Mountain Pipeline Holdings, LLC Term Loan B, 5.500%, (US0003M + 4.500%), 12/23/24	454,325	0.1
1,862,719	HGIM Corp. 2018 Exit Term Loan, 7.005%, (US0003M + 6.000%), 07/02/23	903,418	0.1
1,405,875	Lower Cadence Holdings LLC Term Loan B, 4.146%, (US0001M + 4.000%), 05/22/26	1,346,125	0.2
613,994	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/25	566,410	0.1
		4,237,803	0.6
	Publishing: 0.4%
385,000	Alchemy Copyrights, LLC Term Loan B, 4.000%, (US0003M + 3.250%), 08/16/27	385,481	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Publishing (continued)
847,500	Meredith Corporation 2020 Incremental Term Loan B, 5.250%, (US0003M + 4.250%), 01/31/25	$849,265	0.1
1,917,112	Meredith Corporation 2020 Term Loan B2, 2.646%, (US0001M + 2.500%), 01/31/25	1,887,328	0.3
		3,122,074	0.4
	Radio & Television: 5.1%
3,460,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.714%, (US0003M + 3.500%), 08/21/26	3,255,282	0.5
1,482,763	Cumulus Media New Holdings Inc. Term Loan B, 4.750%, (US0003M + 3.750%), 03/31/26	1,434,573	0.2
3,165,494	Diamond Sports Group, LLC Term Loan, 3.400%, (US0001M + 3.250%), 08/24/26	2,674,842	0.4
3,107,717	Entercom Media Corp. 2019 Term Loan, 2.643%, (US0001M + 2.500%), 11/18/24	3,014,486	0.4
2,842,730	iHeartCommunications, Inc. 2020 Term Loan, 3.146%, (US0001M + 3.000%), 05/01/26	2,753,304	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,908,830	NASCAR Holdings, Inc Term Loan B, 2.896%, (US0001M + 2.750%), 10/19/26	$3,856,714	0.5
6,036,310	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 2.899%, (US0003M + 2.750%), 09/18/26	5,977,565	0.8
4,813,747	Sinclair Television Group Inc. Term Loan B2B, 2.650%, (US0001M + 2.500%), 09/30/26	4,715,464	0.7
4,136,172	Terrier Media Buyer, Inc. Term Loan B, 4.396%, (US0001M + 4.250%), 12/17/26	4,089,640	0.6
2,121,570	Univision Communications Inc. 2020 Term Loan B, 4.750%, (US0001M + 3.750%), 03/15/26	2,105,469	0.3
2,010,073	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/24	1,977,410	0.3
		35,854,749	5.1
	Retailers (Except Food & Drug): 3.9%
3,021,289	Bass Pro Group, LLC Term Loan B, 5.750%, (US0003M + 5.000%), 09/25/24	3,026,114	0.4
2,495,675	Belk, Inc. 2019 Term Loan B, 7.750%, (US0003M + 6.750%), 07/31/25	852,096	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Retailers (Except Food & Drug) (continued)
	2,402,256		BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 2.140%, (US0001M + 2.000%), 02/03/24	$2,397,752	0.4
	1,625,000		CNT Holdings I Corp 2020 Term Loan, 4.500%, (US0006M + 3.750%), 11/08/27	1,615,224	0.2
	5,380,000		Harbor Freight Tools USA, Inc. 2020 Term Loan B, 4.000%, (US0001M + 3.250%), 10/19/27	5,352,621	0.8
	3,586,505		Leslies Poolmart, Inc. 2016 Term Loan, 3.646%, (US0001M + 3.500%), 08/16/23	3,551,282	0.5
	1,410,363	(4)	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.250%, (US0001M + 3.250%), 04/09/25	504,205	0.1
EUR	5,909,551		Peer Holding III B.V. 2018 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 03/08/25	6,975,413	1.0
	2,794,031		Petco Animal Supplies, Inc. 2017 Term Loan B, 4.250%, (US0003M + 3.250%), 01/26/23	2,647,328	0.4
				26,922,035	3.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Surface Transport: 1.7%
4,251,295	Navistar International Corporation 2017 1st Lien Term Loan B, 3.650%, (US0001M + 3.500%), 11/06/24	$4,240,666	0.6
2,719,209	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/24	2,697,795	0.4
1,462,147	Savage Enterprises LLC 2020 Term Loan B, 3.150%, (US0001M + 3.000%), 08/01/25	1,453,739	0.2
3,065,376	XPO Logistics, Inc. 2018 Term Loan B, 2.146%, (US0001M + 2.000%), 02/24/25	3,038,554	0.4
522,938	XPO Logistics, Inc. 2019 Term Loan B1, 2.644%, (US0001M + 2.500%), 02/24/25	522,829	0.1
		11,953,583	1.7
	Technology: 0.5%
3,472,756	Misys (Finastra) - TL B 1L, 4.500%, (US0003M + 3.500%), 06/13/24	3,372,432	0.5
	Telecommunications: 8.1%
1,424,334	Altice Financing SA 2017 USD Term Loan B, 2.891%, (US0001M + 2.750%), 07/15/25	1,373,296	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
1,645,555	Altice Financing SA USD 2017 1st Lien Term Loan, 2.896%, (US0001M + 2.750%), 01/31/26	$1,591,046	0.2
4,876,845	Altice France S.A. USD Term Loan B11, 2.896%, (US0001M + 2.750%), 07/31/25	4,750,862	0.7
2,449,995	Altice France S.A. USD Term Loan B12, 3.828%, (US0001M + 3.688%), 01/31/26	2,421,820	0.4
2,520,152	Asurion LLC 2017 2nd Lien Term Loan, 6.646%, (US0001M + 6.500%), 08/04/25	2,542,518	0.4
5,944,211	Asurion LLC 2018 Term Loan B6, 3.146%, (US0001M + 3.000%), 11/03/23	5,894,987	0.9
5,141,609	Asurion LLC 2018 Term Loan B7, 3.146%, (US0001M + 3.000%), 11/03/24	5,100,635	0.7
380,000	Cablevision Lightpath LLC Term Loan B, 3.478%, (US0003M + 3.250%), 09/15/27	378,496	0.1
7,301,348	CenturyLink, Inc. 2020 Term Loan B, 2.396%, (US0001M + 2.250%), 03/15/27	7,154,869	1.0
4,081,237	CommScope, Inc. 2019 Term Loan B, 3.396%, (US0001M + 3.250%), 04/06/26	4,022,933	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,242,475	Connect Finco Sarl Term Loan B, 5.500%, (US0001M + 4.500%), 12/11/26	$2,243,527	0.3
1,430,000	Consolidated Communications, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 10/02/27	1,433,277	0.2
3,660,440	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.396%, (US0001M + 4.250%), 11/29/25	3,299,887	0.5
1,700,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 8.396%, (US0001M + 8.250%), 11/29/26	1,190,000	0.2
2,926,470	GTT Communications, Inc. 2018 USD Term Loan B, 2.970%, (US0003M + 2.750%), 05/31/25	2,304,595	0.3
2,197,700	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/26	2,201,992	0.3
1,951,940	Level 3 Financing Inc. 2019 Term Loan B, 1.896%, (US0001M + 1.750%), 03/01/27	1,911,507	0.3
275,000	Mega Broadband Investments LLC Term Loan, 3.750%, (US0001M + 3.000%), 10/08/27	273,969	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
897,375	Northwest Fiber, LLC Term Loan B, 5.638%, (US0001M + 5.500%), 05/21/27	$899,992	0.1
3,667,205	Zayo Group Holdings, Inc. USD Term Loan, 3.146%, (US0001M + 3.000%), 03/09/27	3,608,987	0.5
1,690,000	Ziggo Financing Partnership USD Term Loan I, 2.641%, (US0001M + 2.500%), 04/30/28	1,656,350	0.2
		56,255,545	8.1
	Utilities: 1.5%
4,112,500	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.146%, (US0001M + 2.000%), 01/15/25	4,057,496	0.6
2,969,975	Calpine Corporation 2019 Term Loan B10, 2.146%, (US0001M + 2.000%), 08/12/26	2,931,365	0.4
1,444,860	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	1,429,250	0.2
1,442,715	Sabre Industries, Inc. 2019 Term Loan B, 3.393%, (US0001M + 3.250%), 04/15/26	1,434,599	0.2
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Utilities (continued)
759,077			Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	$696,453	0.1
				10,549,163	1.5
			Total Senior Loans (Cost $782,494,995)	770,406,918	110.2
Shares				Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.2%
85,397	(5	),(6)	Cineworld Group PLC	49,762	0.0
46,262	(6)		Cumulus Media, Inc. Class-A	405,718	0.1
7,413	(6)		Harvey Gulf International Marine LLC	1,853	0.0
16,636	(6)		Harvey Gulf International Marine LLC - Warrants	4,159	0.0
50,730	(6)		IQOR	519,983	0.1
61,813	(6)		Longview Power LLC	185,439	0.0
56,338	(5	),(6)	Save-A-Lot, Inc./ Moran Foods	—	0.0
43,777	(6)		The Oneida Group (formerly EveryWare Global, Inc.)	1,313	0.0
			Total Equities and Other Assets (Cost $2,819,684)	1,168,227	0.2
			Total Investments (Cost $785,314,679)	$771,575,145	110.4
			Liabilities in Excess of Other Assets	(72,899,027)	(10.4)
			Net Assets	$698,676,118	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 7 for additional details.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

(2)  Defaulted senior loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.

(3)  Senior loan is not accruing income because the borrower has missed or is expected to miss principal and/or interest payments. The rate shown is the contractual interest rate.

(4)  The borrower has filed for protection in federal bankruptcy court.

(5)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)  Non-income producing security.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR002M  2-month EURIBOR

EUR003M  3-month EURIBOR

US0001M  1-month LIBOR

US0001W  1-week LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of November 30, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2020
Asset Table
Investments, at fair value
Senior Loans	$—	$770,406,918	$—	$770,406,918
Equities and Other Assets	405,718	712,747	49,762	1,168,227
Total Investments, at fair value	$405,718	$771,119,665	$49,762	$771,575,145
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,503	—	3,503
Total Assets	$405,718	$771,123,168	$49,762	$771,578,648
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(585,278)	$—	$(585,278)
Total Liabilities	$—	$(585,278)	$—	$(585,278)

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized appreciation (depreciation) on the instrument.

At November 30, 2020, the following forward foreign currency contracts were outstanding for Voya Prime Rate Trust:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	34,765,857	EUR	29,630,000	State Street Bank & Trust Co.	12/10/20	$(585,278)
EUR	410,000	USD	485,662	State Street Bank & Trust Co.	12/10/20	3,503
						$(581,775)

Currency Abbreviations

EUR  —  EU Euro

USD  —  United States Dollar

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2020 (UNAUDITED) (CONTINUED)

The following tables are a summary of the Trust's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of November 30, 2020, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign exchange contracts
Assets-Derivative Instruments
Forward foreign currency contracts
Unrealized appreciation on forward foreign currency contracts	$3,503
Total Asset Derivatives	$3,503
Liabilities-Derivative Instruments
Forward foreign currency contracts
Unrealized depreciation on forward foreign currency contracts	$585,278
Total Liability Derivatives	$585,278

For the period ended November 30, 2020, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$(2,187,957)
Total	$(2,187,957)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$(413,686)
Total	$(413,686)

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2020:

State Street Bank & Trust Co.
Assets:
Forward foreign currency contracts	$3,503
Total Assets	$3,503
Liabilities
Forward foreign currency contracts	$585,278
Total Liabilities	$585,278
Net OTC derivative instruments by counterparty, at fair value	$(581,775)
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$(581,775)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At November 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $786,923,524.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,229,735
Gross Unrealized Depreciation	(21,040,944)
Net Unrealized Depreciation	$(14,811,209)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual shareholder meeting of Voya Prime Rate Trust was held July 9, 2020, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To elect eight nominees to the Board of Voya Prime Rate Trust.

2  Vote to approve Saba Capital's CEF Opportunities 1, Ltd. precatory proposal relating to a tender offer.

3  Vote on the Termination of the Management Agreement between the Trust and Voya Investments, LLC, as amended and restated on May 1, 2015 (the "Management Agreement"), and all other advisory and management agreements between the Trust and Voya Investments, LLC.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	36,904,055.000	2,432,390.000	0.000	0.000	39,336,445.000
John V. Boyer	1	*	36,911,364.000	2,425,080.000	0.000	0.000	39,336,444.000
Patricia W. Chadwick	1	*	36,906,818.000	2,429,626.000	0.000	0.000	39,336,444.000
Martin J. Gavin	1	*	36,915,698.000	2,420,747.000	0.000	0.000	39,336,445.000
Joseph E. Obermeyer	1	*	34,403,395.000	4,933,050.000	0.000	0.000	39,336,445.000
Sheryl K. Pressler	1	*	36,910,540.000	2,425,904.000	0.000	0.000	39,336,444.000
Dina Santoro	1	*	36,916,953.000	2,419,491.000	0.000	0.000	39,336,444.000
Christopher P. Sullivan	1	*	36,906,994.000	2,429,451.000	0.000	0.000	39,336,445.000
Aditya Bindal	1	*	57,160,210.000	945,465.000	0.000	0.000	58,105,675.000
Peter Borish (1)	1	*	57,156,217.000	949,458.000	0.000	0.000	58,105,675.000
Karen Caldwell	1	*	57,173,349.000	932,326.000	0.000	0.000	58,105,675.000
Charles Clarvit	1	*	57,161,909.000	943,766.000	0.000	0.000	58,105,675.000
Ketu Desai	1	*	57,153,488.000	952,188.000	0.000	0.000	58,105,676.000
Kieran Goodwin	1	*	57,158,646.000	947,029.000	0.000	0.000	58,105,675.000
Andrew Kellerman	1	*	57,158,412.000	947,263.000	0.000	0.000	58,105,675.000
Neal Nellinger	1	*	57,159,890.000	945,785.000	0.000	0.000	58,105,675.000
	Proposal		Shares voted for	Shares voted against/ withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Tender offer proposal	2	**	59,807,494.000	36,499,878.000	1,134,740.000	0.000	97,442,112.000
Ratify the Termination of the Management Agreement	3	***	57,072,325.000	836,514.000	196,836.000	0.000	58,105,675.000

*  Proposal Passed — Shareholders voted to elect eight new Board members nominated by Saba Capital Management.

(1)  Effective July 16, 2020, Peter Borish resigned as a Trustee of the Board.

**  Proposal Passed — The shareholder proposal requested that the Board authorize a self-tender offer for at least 40% of the outstanding common shares of the Trust at or close to net asset value.

***  Proposal Did Not Pass

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2020 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2020	February 7, 2020	February 25, 2020
February 28, 2020	March 9, 2020	March 23, 2020
March 31, 2020	April 9, 2020	April 22, 2020
April 30, 2020	May 8, 2020	May 22, 2020
May 29, 2020	June 9, 2020	June 22, 2020
June 30, 2020	July 9, 2020	July 22, 2020
July 31, 2020	August 7, 2020	August 24, 2020
August 31, 2020	September 6, 2020	September 22, 2020
September 30, 2020	October 9, 2020	October 22, 2020
October 30, 2020	September 6, 2020	September 23, 2020
November 20, 1930	December 9, 2020	December 22, 2020
December 31, 2020	January 8, 2021	January 25, 2021

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of November 30, 2020 was 2,057 which does not include approximately 23,210 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Trust's Forms NPORT-P are available on the SEC's website at www.sec.gov. The Trust's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 20, 2020 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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